                          EXHIBIT 10(e)

                                              Contract No. 110383

        NATURAL GAS PIPELINE COMPANY OF AMERICA (NATURAL)
                    STORAGE RATE SCHEDULE DSS
                AGREEMENT DATED December 01, 1995

1.   SHIPPER is:  THE PEOPLES GAS LIGHT & COKE COMPANY, a LOCAL
DISTRIBUTION COMPANY

2.   (a)  MDQ totals:  248,000 MMBtu per day.
     (b)  MSV totals:  12,400,000 MMBtu.
     (c) The primary Delivery Point(s) and associated MDQ(s) are contained in Exhibit B attached hereto and are a part of this Agreement.

3.   TERM:  December 01, 1995 through March 31, 1998

4.   [X] This Agreement supersedes and cancels a S-1 Agreement
     No. 250008 dated November 30, 1990 and a LS-2 Agreement No. 250015 dated March 14, 1990.
     [] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.
     [] Service and reservation charges commence the latter of:
          (a) December 01, 1995, and
          (b) the date capacity to provide the service hereunder is available on Natural's System.

     [] Other:-------------------------------------------

5.   SHIPPER'S ADDRESSES                    NATURAL's ADDRESSES

                     GENERAL CORRESPONDENCE:

THE PEOPLES GAS LIGHT & COKE COMPANY   NATURAL GAS PIPELINE OF AMERICA
WILLIAM MORROW                         Attention:  Gas Transportation Services
130 E. RANDOLPH DR.                    3200 Southwest Freeway 77027-7523
CHICAGO, IL 60601                      P.O. Box 283 77001-0283
                                       Houston, Texas


        STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:

THE PEOPLES GAS LIGHT & COKE COMPANY   NATURAL GAS PIPELINE OF AMERICA
ANTHONY COMPTON                        Attention:  Gas Accounting Department
130 E. RANDOLPH DR.                    701 East 22nd Street
CHICAGO, IL 60601                      Lombard, Illinois 60148

                                       PAYMENTS:
                                       NATURAL GAS PIPELINE OF AMERICA
                                       Attention:  Controller
                                       701 East 22nd Street
                                       Lombard, Illinois 60148

6. The above-stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein.
     NATURAL GAS PIPELINE COMPANY OF AMERICA AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF Natural's FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW IS APPLICABLE, Natural AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing.

AGREED TO BY:

NATURAL GAS PIPELINE COMPANY OF AMERICA    THE PEOPLES GAS LIGHT & COKE COMPANY
"Natural"                                  "Shipper"

By:    /s/ Gary R. Bartlett                By:     /s/ T. M. Patrick
       ----------------------                      --------------------
Name:  Gary R. Bartlett                    Name:     Thomas M. Patrick
       ----------------------                      --------------------
Title: Exec. Vice President                Title:     Vice President
       ----------------------                      ---------------------

                            EXHIBIT B
                     DATED December 01, 1995
               EFFECTIVE DATE:  December 01, 1995


COMPANY:  THE PEOPLES GAS LIGHT & COKE COMPANY
CONTRACT:  110383


DELIVERY POINT/S
                              County/Parish                PIN                      MDQ
Name/Location                     Area          State      No.           Zone      (MMBTU)
-------------                 --------------    -----      ----          ----      -------

PRIMARY DELIVERY POINT/S

1. NO SHORE/NGPL GRAYSLAKE LAKE    LAKE            IL        1             06         43507
 INTERCONNECT WITH NORTH SHORE GAS
 COMPANY LOCATED IN SEC. 12-T44N-R10E,
 LAKE COUNTY, ILLINOIS.


2.PGLC/NGPL ROGERS PARK COOK          COOK         IL     4174             06         204493
 INTERCONNECT WITH THE PEOPLES GAS
 LIGHT AND COKE COMPANY ON TRANSPORTER'S
 HOWARD STREET LINE IN SEC. 36-T41N-R13E,
 COOK, COUNTY, ILLINOIS.



SECONDARY DELIVERY POINT/S

     All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.


DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.